Business acquisitions and development projects	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business acquisitions and development projects
Business acquisitions and development projects

(a)	Acquisition of Empire
On January 1, 2017, the Company completed the acquisition of Empire, a Joplin, Missouri based regulated electric, gas and water utility, serving customers in Missouri, Kansas, Oklahoma and Arkansas.
The purchase price of approximately U.S. $2,414,000 for the acquisition of Empire consists of cash payment to Empire shareholders of U.S. $34.00 per common share and the assumption of approximately U.S. $855,000 of debt. The cash payment was funded with the acquisition facility for an amount of U.S. $1,336,440 (note 9(b)), proceeds received from the initial instalment of convertible debentures (note 14) and existing credit facility. The costs related to the acquisition have been expensed through the consolidated statements of operations.
The following table summarizes the final allocation of the purchase consideration to the assets and liabilities acquired as at January 1, 2017 based on their fair values, using the exchange rate on that date of U.S. $1.00 = CAD $1.3427.

Working capital	$55,441
Property, plant and equipment	2,764,441
Goodwill	1,010,273
Regulatory assets	318,130
Other assets	58,553
Long-term debt	(1,218,563)
Regulatory liabilities	(195,489)
Pension and other post-employment benefits	(105,005)
Deferred income tax liability, net	(562,397)
Other liabilities	(102,759)
Total net assets acquired	$2,022,625
Cash and cash equivalent	$2,338
Total net assets acquired, net of cash and cash equivalent	$2,020,287

The determination of the fair value of assets acquired and liabilities assumed is based upon management's estimates and certain assumptions.
Goodwill represents the excess of the purchase price over the aggregate fair value of net assets acquired. The contributing factors to the amount recorded as goodwill include future growth, potential synergies and cost savings in the delivery of certain shared administrative and other services. Goodwill is reported under the Liberty Utilities Group segment.
Property, plant and equipment, exclusive of computer software, are amortized in accordance with regulatory requirements over the estimated useful life of the assets using the straight-line method.  The weighted average useful life of the Empire's assets is 39 years.
The table below presents the consolidated pro forma revenue and net income for the year ended December 31, 2017 and 2016, assuming the acquisition of Empire had occurred on January 1, 2016. Pro forma net income includes the impact of fair value adjustments incorporated in the preliminary purchase price allocation above and adjustments necessary to reflect the financing costs as if the acquisition had been financed on January 1, 2016. However, non-recurring acquisition-related expenses are excluded from net income.

	Year Ended December 31
	2017	2016
Revenues	$1,977,809	$1,908,340
Net earnings attributable to common shareholders	$229,976	$213,983

3.	Business acquisitions and development projects (continued)

(a)	Acquisition of Empire (continued)
This pro forma information does not purport to represent what the actual results of operations of the Company would have been had the acquisition occurred on this date nor does it purport to predict the results of operations for future periods.

(b)	Investment in joint venture with Abengoa and investment in Atlantica
On November 1, 2017, APUC entered into an agreement to create a joint venture ("AAGES") with Seville, Spain-based Abengoa, S.A ("Abengoa") to identify, develop, and construct clean energy and water infrastructure assets with a global focus. Concurrently with the creation of the AAGES joint venture, APUC entered into a definitive agreement to purchase from Abengoa a 25% equity interest in Atlantica Yield plc ("Atlantica") for a total purchase price of approximately U.S. $608,000, based on a price of U.S. $24.25 per ordinary share of Atlantica plus a contingent payment of up to U.S. $0.60 per-share payable two years after closing, subject to certain conditions. The transaction is expected to close in the first quarter of 2018, subject to regulatory approvals and other closing conditions.

(c)	Great Bay Solar Project
On August 12, 2015, the Company acquired rights to develop a 75 MWac solar project in Somerset County, Maryland. The project consists of four separate sites: as of December 31, 2017, two sites had been fully synchronized with the power grid, one site partially placed in service, with the remaining portion of the facility expected to be placed in service in Q1 2018.
The Great Bay Solar Facility is controlled by a subsidiary of APUC (Great Bay Holdings, LLC). Approximately U.S. $59,000 of the permanent project financing will come from tax equity investors. Equity capital contribution of U.S. $42,750 was received in 2017 with the remaining expected to be received in early 2018. Through its partnership interest, the tax equity investor will receive the majority of the tax attributes associated with the project. The Company accounts for this interest as "Non-controlling interest" on the consolidated balance sheets.

(d)	Acquisition of the St. Lawrence Gas Company, Inc.
On August 31, 2017, the Company entered into a definitive agreement to acquire St. Lawrence Gas Company, Inc. ("SLG"). SLG is a rate-regulated natural gas distribution utility serving customers in northern New York state. The total purchase price for the transaction is U.S. $70,000, less total third-party debt of SLG outstanding at closing, and subject to customary working capital adjustments. Closing of the transaction remains subject to regulatory approval and other closing conditions and is expected to occur in late 2018 or early 2019.

(e)	Approval to acquire the Perris Water Distribution System
On August 10, 2017 the Company’s board approved the acquisition of two water distribution systems serving customers from the City of Perris, California.  The anticipated purchase price of U.S. $11,500 is expected to be established as rate base during the regulatory approval process.  The City of Perris residents voted to approve the sale on November 7, 2017. Liberty Utilities expects to file the advice letter to acquire the water utility with the California Public Utility Commission in Q1 2018 with approval expected in late 2018.

(f)	Luning Solar Facility
Luning Utilities (Luning Holdings) LLC (the “Luning Holdings”) is owned by the Calpeco Electric System. The 50MWac solar generating facility is located in Mineral County, Nevada. During 2016, a tax equity agreement was executed. The Class A partnership units are owned by a third-party tax equity investor who funded U.S. $7,826 as of December 31, 2016 and U.S. $31,212 on February 17, 2017. With its interest, the tax equity investor will receive the majority of the tax attributes associated with the Luning Solar project. During a six-month period in year 2022, the tax investor has the right to withdraw from Luning Holdings and require the Company to redeem its remaining interests for cash. As a result, the Company accounts for this interest as “Redeemable non-controlling interest” outside of permanent equity on the consolidated balance sheets (note 19). Redemption is not considered probable as of December 31, 2017.
On February 15, 2017, as the Luning Solar Facility achieved commercial operation, Luning Holdings obtained control for a total purchase price of U.S. $110,856.

3.	Business acquisitions and development projects (continued)

(f)	Luning Solar Facility (continued)
The following table summarizes the allocation of the assets acquired and liabilities assumed at the acquisition date:

Working capital	$198
Property, plant and equipment	145,045
Asset retirement obligation	(714)
Non-controlling interest (tax equity)	(50,548)
Total net assets acquired	$93,981

The determination of the fair value of assets acquired and liabilities assumed is based upon management's estimates and certain assumptions.

(g)	Bakersfield II Solar Facility
On December 14, 2016, the Company completed construction and placed in service a 10 MWac solar powered generating facility located adjacent to the Company’s 20 MWac Bakersfield I Solar Facility in Kern County, California (“Bakersfield II Solar Facility”). Commercial operations as defined by the power purchase agreement was reached on January 11, 2017.
The Bakersfield II Solar Facility is controlled by a subsidiary of APUC (the “Bakersfield II Partnership”). The Class A partnership units are owned by a third-party tax equity investor who funded U.S. $2,454 on November 29, 2016 and approximately U.S. $9,800 on February 28, 2017. With its partnership interest, the tax equity investor will receive the majority of the tax attributes associated with the project. The Company accounts for this interest as “Non-controlling interest” on the consolidated balance sheets.

(h)	Wind Turbine Components Purchase
In 2016, the Company purchased approximately $75,000 of wind turbine components that will qualify between 500 MW and 700 MW of new wind powered projects for the full U.S. $0.023/kWh renewable energy production tax credit under the safe harbor guidelines established by the U.S. Internal Revenue Service, provided that such projects are placed in service before the end of 2020.

(i)	Acquisition of Park Water System
On January 8, 2016, the Company completed the acquisition of Western Water Holdings, LLC which is the parent company of Park Water Company (“Park Water System”), a regulated water distribution utility. The total purchase price for the Park Water System is $353,077 (U.S. $249,540), net of the debt assumed of U.S. $91,750 and is subject to certain closing adjustments. All costs related to the acquisition have been expensed in the consolidated statements of operations. At the time of acquisition, Park Water System owned and operated three regulated water utilities engaged in the production, treatment, storage, distribution, and sale of water in southern California and western Montana. Those three utilities were named Park Water Company, Apple Valley Ranchos Water Co. and Mountain Water Company.
Mountain Water was the subject of a condemnation lawsuit filed by the city of Missoula. On June 22, 2017, the city of Missoula took possession of Mountain Water’s assets (note 23(a)).

3.	Business acquisitions and development projects (continued)

(i)	Acquisition of Park Water System (continued)
The following table summarizes the allocation of the assets acquired and liabilities assumed at the acquisition date:

Working capital	$2,045
Property, plant and equipment	345,254
Notes receivable	1,781
Goodwill	210,463
Regulatory assets	54,548
Other assets	185
Long-term debt	(146,727)
Regulatory liabilities	(3,758)
Pension and OPEB	(18,747)
Deferred income tax liability, net	(51,795)
Other liabilities	(40,172)
Total net assets acquired	$353,077

The determination of the fair value of assets acquired and liabilities assumed is based upon management's estimates and certain assumptions. Immaterial changes to the initial allocation were recorded during 2016.
Goodwill represents the excess of the purchase price over the aggregate fair value of net assets acquired. The contributing factors to the amount recorded as goodwill include future growth, potential synergies and cost savings in the delivery of certain shared administrative and other services. Goodwill is reported under the Liberty Utilities Group segment.
Property, plant and equipment are amortized in accordance with regulatory requirements over the estimated useful life of the assets using the straight-line method. The weighted average useful life of the Park Water System assets is 40 years.
The Park Water System contributed revenue of $91,817 (2016 - $96,695) and pre-tax net earnings of $17,620 (2016 - $25,374) to the Company’s consolidated financial results for the year ended December 31, 2017.